UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-1796

Fidelity Destiny Portfolios

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2018

Item 1.

Reports to Stockholders

Fidelity Advisor® Diversified Stock Fund Class O, Class A, Class M, Class C, Class I and Class Z Annual Report September 30, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class O	21.08%	12.99%	13.31%
Class A (incl. 5.75% sales charge)	13.73%	11.28%	12.25%
Class M (incl. 3.50% sales charge)	16.02%	11.36%	12.05%
Class C (incl. contingent deferred sales charge)	18.55%	11.57%	11.87%
Class I	20.88%	12.83%	13.09%
Class Z	21.02%	12.96%	13.16%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class A on September 30, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,755	Fidelity Advisor® Diversified Stock Fund - Class A
$30,962	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.91% for the year ending September 30, 2018, as the U.S. equity bellwether overcame heightened volatility early on to end the period just shy of its record closing high. In late January, stocks began a sharp retreat amid concern that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. In February, the index posted its first negative monthly result since October 2016, and then lost further ground in March on fear related to global trade. The market stabilized in April and turned upward through mid-June, when trade tension between the U.S. and China soured investor sentiment. Uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 7.71% in the final three months of the period. For the full 12 months, growth handily topped value, extending a trend that began in early 2017. By sector, information technology (+38%) led the way amid strong earnings growth from several major index constituents. Consumer discretionary was close behind, with its 36% gain driven mainly by retailers. Health care was the only other group to top the broader market, rising 18%. Energy (+14%) moved higher alongside oil prices but nonetheless trailed the index, as did communication services (+12%). At the back of the pack were materials (+4%) and two defensive sectors that struggled amid investors’ preference for risk: utilities (+3%) and consumer staples (+3%).

Comments from Portfolio Manager Daniel Kelley:  For the fiscal year, the fund’s Class I shares gained 20.88%, besting the benchmark S&P 500®. The fund’s outperformance of the benchmark was driven by security selection, with my picks in the information technology, financials and consumer discretionary sectors contributing most. In consumer discretionary, our shares in Amazon.com rose 107%, benefiting as the profitability of its cloud-computing business and expansion of its e-commerce operation fueled much better-than-expected revenue and earnings. A sizable fund holding, Amazon was our top individual contributor. In tech, it helped to overweight Salesforce.com, a provider of cloud-computing enterprise software, as demand for its human resources and financial software grew. In financials, the stock of MSCI benefited from growing interest in the firm’s index products and data analytics, which drove pricing power and an increase in subscription revenue. Conversely, notable relative detractors included positioning in industrials and security selection in health care. Our biggest individual detractor versus the benchmark was untimely positioning in personal-electronics company Apple, as pricing power for its iPhone® devices helped to drive strong revenue growth and a sizable share-price gain. We reduced our stake in Apple this period, moving from an overweighting to a lower-than-benchmark investment as of September 30. Elsewhere within tech, it hurt to largely avoid Cisco Systems, as the networking gear maker and benchmark component benefited from an increase in services revenue. Cisco was not in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 30, 2017, former Lead Manager Jim Morrow retired, leaving Dan Kelley sole Portfolio Manager of the fund.

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2018

% of fund's net assets
Amazon.com, Inc.	5.2
Microsoft Corp.	4.5
Alphabet, Inc. Class C	4.0
Apple, Inc.	3.9
UnitedHealth Group, Inc.	2.8
JPMorgan Chase & Co.	2.5
Humana, Inc.	2.5
Bank of America Corp.	2.1
Visa, Inc. Class A	1.9
Becton, Dickinson & Co.	1.9
31.3

Top Five Market Sectors as of September 30, 2018

% of fund's net assets
Information Technology	28.6
Health Care	18.8
Consumer Discretionary	13.3
Financials	12.8
Industrials	9.3

Asset Allocation (% of fund's net assets)

As of September 30, 2018*
Stocks	99.2%
Convertible Securities	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 8.7%

Schedule of Investments September 30, 2018

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 13.3%
Hotels, Restaurants & Leisure - 1.0%
Chipotle Mexican Grill, Inc. (a)	11,000	$4,999,720
Churchill Downs, Inc.	7,200	1,999,440
McDonald's Corp.	68,200	11,409,178
Royal Caribbean Cruises Ltd.	28,800	3,742,272
U.S. Foods Holding Corp. (a)	48,100	1,482,442
		23,633,052
Internet & Direct Marketing Retail - 5.8%
Amazon.com, Inc. (a)	59,500	119,178,500
Netflix, Inc. (a)	35,100	13,131,963
		132,310,463
Leisure Products - 0.1%
New Academy Holding Co. LLC unit (a)(b)(c)(d)	60,000	2,381,400
Media - 1.3%
Charter Communications, Inc. Class A (a)	36,000	11,731,680
The Walt Disney Co.	98,100	11,471,814
WME Entertainment Parent, LLC Class A (a)(c)(d)(e)	2,559,570	6,398,925
		29,602,419
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	108,000	8,807,400
Specialty Retail - 3.3%
Home Depot, Inc.	38,300	7,933,845
Lowe's Companies, Inc.	273,800	31,437,716
TJX Companies, Inc.	140,900	15,783,618
Ulta Beauty, Inc. (a)	19,200	5,416,704
Williams-Sonoma, Inc. (f)	218,000	14,326,960
		74,898,843
Textiles, Apparel & Luxury Goods - 1.4%
Arco Platform Ltd. Class A	17,900	408,120
LVMH Moet Hennessy - Louis Vuitton SA	35,760	12,636,547
Michael Kors Holdings Ltd. (a)	51,000	3,496,560
NIKE, Inc. Class B	43,300	3,668,376
PVH Corp.	56,700	8,187,480
Tory Burch LLC (c)(d)(e)	28,846	2,096,795
		30,493,878

TOTAL CONSUMER DISCRETIONARY		302,127,455

CONSUMER STAPLES - 3.5%
Beverages - 0.8%
Monster Beverage Corp. (a)	99,300	5,787,204
The Coca-Cola Co.	251,900	11,635,261
		17,422,465
Food & Staples Retailing - 1.7%
BJ's Wholesale Club Holdings, Inc.	663,300	17,763,174
Walmart, Inc.	218,200	20,491,162
		38,254,336
Food Products - 0.6%
Mondelez International, Inc.	190,300	8,175,288
The Kraft Heinz Co.	83,300	4,590,663
		12,765,951
Household Products - 0.1%
Clorox Co.	23,100	3,474,471
Personal Products - 0.2%
Unilever NV (NY Reg.)	68,900	3,827,395
Tobacco - 0.1%
Altria Group, Inc.	44,800	2,701,888

TOTAL CONSUMER STAPLES		78,446,506

ENERGY - 7.1%
Oil, Gas & Consumable Fuels - 7.1%
Anadarko Petroleum Corp.	176,400	11,891,124
Berry Petroleum Corp.	192,400	3,390,088
BP PLC	3,824,400	29,313,047
ConocoPhillips Co.	267,200	20,681,280
Devon Energy Corp.	270,200	10,791,788
EOG Resources, Inc.	192,500	24,557,225
Exxon Mobil Corp.	116,600	9,913,332
Hess Corp.	88,400	6,327,672
Marathon Petroleum Corp.	233,100	18,641,007
Phillips 66 Co.	92,000	10,370,240
Pioneer Natural Resources Co.	17,300	3,013,487
Reliance Industries Ltd.	710,956	12,334,121
		161,224,411
FINANCIALS - 12.8%
Banks - 5.8%
Bank of America Corp.	1,606,200	47,318,652
Citigroup, Inc.	93,200	6,686,168
Huntington Bancshares, Inc.	849,000	12,667,080
JPMorgan Chase & Co.	514,600	58,067,464
KeyCorp	293,000	5,827,770
		130,567,134
Capital Markets - 5.2%
Charles Schwab Corp.	543,200	26,698,280
CME Group, Inc.	42,900	7,302,009
E*TRADE Financial Corp. (a)	115,400	6,045,806
Goldman Sachs Group, Inc.	24,100	5,404,184
HDFC Asset Management Co. Ltd. (a)	978	17,904
KKR & Co. LP	451,400	12,309,678
MSCI, Inc.	202,100	35,854,561
S&P Global, Inc.	50,200	9,808,578
The Blackstone Group LP	412,700	15,715,616
		119,156,616
Consumer Finance - 0.4%
Capital One Financial Corp.	85,200	8,088,036
Diversified Financial Services - 1.2%
Berkshire Hathaway, Inc. Class B (a)	79,000	16,914,690
KKR Renaissance Co-Invest LP unit (a)(c)	31,016	10,647,855
		27,562,545
Insurance - 0.2%
Enstar Group Ltd. (a)	26,500	5,525,250

TOTAL FINANCIALS		290,899,581

HEALTH CARE - 18.8%
Biotechnology - 3.1%
Alexion Pharmaceuticals, Inc. (a)	169,700	23,589,997
Amgen, Inc.	37,200	7,711,188
Biogen, Inc. (a)	29,500	10,422,645
Gilead Sciences, Inc.	32,700	2,524,767
Neurocrine Biosciences, Inc. (a)	50,000	6,147,500
Regeneron Pharmaceuticals, Inc. (a)	24,500	9,898,980
Vertex Pharmaceuticals, Inc. (a)	49,200	9,482,808
		69,777,885
Health Care Equipment & Supplies - 5.4%
Baxter International, Inc.	170,300	13,128,427
Becton, Dickinson & Co.	160,100	41,786,100
Boston Scientific Corp. (a)	607,804	23,400,454
Danaher Corp.	111,300	12,093,858
DexCom, Inc. (a)	46,100	6,594,144
Edwards Lifesciences Corp. (a)	28,900	5,031,490
Intuitive Surgical, Inc. (a)	33,200	19,056,800
Wright Medical Group NV (a)	51,528	1,495,343
		122,586,616
Health Care Providers & Services - 6.9%
CVS Health Corp.	315,900	24,867,648
Elanco Animal Health, Inc.	56,562	1,973,448
HCA Holdings, Inc.	68,300	9,501,896
Humana, Inc.	170,600	57,751,512
UnitedHealth Group, Inc.	236,000	62,785,440
		156,879,944
Health Care Technology - 0.2%
Teladoc Health, Inc. (a)	49,800	4,300,230
Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc.	47,500	11,593,800
Pharmaceuticals - 2.7%
Allergan PLC	38,400	7,314,432
AstraZeneca PLC sponsored ADR	764,900	30,267,093
Eli Lilly & Co.	58,700	6,299,097
Jazz Pharmaceuticals PLC (a)	53,600	9,011,768
Perrigo Co. PLC	24,500	1,734,600
Zoetis, Inc. Class A	67,300	6,161,988
		60,788,978

TOTAL HEALTH CARE		425,927,453

INDUSTRIALS - 9.3%
Aerospace & Defense - 2.1%
Bombardier, Inc. Class B (sub. vtg.) (a)	2,402,000	8,554,330
Huntington Ingalls Industries, Inc.	18,400	4,711,872
Northrop Grumman Corp.	44,900	14,249,913
The Boeing Co.	36,200	13,462,780
United Technologies Corp.	57,700	8,067,037
		49,045,932
Airlines - 0.2%
Southwest Airlines Co.	60,600	3,784,470
Commercial Services & Supplies - 0.2%
Tomra Systems ASA	182,800	4,559,472
Construction & Engineering - 0.8%
Jacobs Engineering Group, Inc.	226,200	17,304,300
Electrical Equipment - 1.8%
Acuity Brands, Inc.	25,500	4,008,600
AMETEK, Inc.	42,300	3,346,776
Emerson Electric Co.	158,500	12,137,930
Fortive Corp. (f)	244,600	20,595,320
		40,088,626
Machinery - 1.0%
Caterpillar, Inc.	31,800	4,849,182
Deere & Co.	40,700	6,118,431
Flowserve Corp.	75,000	4,101,750
Xylem, Inc.	107,000	8,546,090
		23,615,453
Professional Services - 0.6%
IHS Markit Ltd. (a)	254,400	13,727,424
Road & Rail - 2.6%
CSX Corp.	134,200	9,937,510
J.B. Hunt Transport Services, Inc.	144,700	17,210,618
Norfolk Southern Corp.	149,900	27,056,950
Union Pacific Corp.	24,300	3,956,769
		58,161,847

TOTAL INDUSTRIALS		210,287,524

INFORMATION TECHNOLOGY - 28.1%
Internet Software & Services - 6.9%
2U, Inc. (a)	343,600	25,835,284
Alphabet, Inc. Class C (a)	76,600	91,419,802
Facebook, Inc. Class A (a)	235,400	38,713,884
		155,968,970
IT Services - 5.3%
Adyen BV (g)	16,266	13,276,604
MasterCard, Inc. Class A	155,800	34,682,638
PayPal Holdings, Inc. (a)	105,100	9,231,984
Visa, Inc. Class A	288,300	43,270,947
Worldpay, Inc. (a)	197,200	19,970,444
		120,432,617
Semiconductors & Semiconductor Equipment - 1.7%
ASML Holding NV	39,000	7,332,780
Micron Technology, Inc. (a)	78,900	3,568,647
NVIDIA Corp.	56,500	15,877,630
Qualcomm, Inc.	170,200	12,259,506
		39,038,563
Software - 10.3%
Activision Blizzard, Inc.	219,700	18,276,843
Adobe Systems, Inc. (a)	112,700	30,423,365
Autodesk, Inc. (a)	40,900	6,384,899
Black Knight, Inc. (a)	148,100	7,693,795
Citrix Systems, Inc. (a)	45,500	5,057,780
Intuit, Inc.	65,900	14,985,660
Microsoft Corp.	891,700	101,983,729
Salesforce.com, Inc. (a)	249,400	39,662,082
Workday, Inc. Class A (a)	75,200	10,977,696
		235,445,849
Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	389,300	87,880,582

TOTAL INFORMATION TECHNOLOGY		638,766,581

MATERIALS - 4.0%
Chemicals - 3.9%
CF Industries Holdings, Inc.	202,700	11,034,988
DowDuPont, Inc.	432,400	27,807,644
LyondellBasell Industries NV Class A	132,300	13,562,073
Nutrien Ltd.	316,400	18,256,280
The Mosaic Co.	570,900	18,542,832
		89,203,817
Containers & Packaging - 0.1%
Packaging Corp. of America	18,300	2,007,327

TOTAL MATERIALS		91,211,144

REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
American Tower Corp.	101,000	14,675,300
Simon Property Group, Inc.	50,000	8,837,500
		23,512,800
UTILITIES - 1.3%
Electric Utilities - 0.9%
PG&E Corp.	48,100	2,213,081
Vistra Energy Corp. (a)	765,100	19,035,688
		21,248,769
Independent Power and Renewable Electricity Producers - 0.4%
NRG Energy, Inc.	247,500	9,256,500

TOTAL UTILITIES		30,505,269

TOTAL COMMON STOCKS
(Cost $1,655,933,433)		2,252,908,724

Convertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Topgolf International, Inc. Series F (c)(d)	78,650	1,137,279
INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.5%
Lyft, Inc.:
Series H (c)(d)	138,378	6,552,738
Series I (c)(d)	85,252	4,037,015
		10,589,753
Software - 0.0%
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	37,746	415,206

TOTAL INFORMATION TECHNOLOGY		11,004,959

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $11,040,212)		12,142,238

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 2.11% (h)	3,152,603	3,153,233
Fidelity Securities Lending Cash Central Fund 2.11% (h)(i)	35,756,973	35,760,549
TOTAL MONEY MARKET FUNDS
(Cost $38,913,782)		38,913,782
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $1,705,887,427)		2,303,964,744
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(31,708,541)
NET ASSETS - 100%		$2,272,256,203

Legend

 (a) Non-income producing

 (b) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $33,667,213 or 1.5% of net assets.

 (d) Level 3 security

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Security or a portion of the security is on loan at period end.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,276,604 or 0.6% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Cloudflare, Inc. Series D, 8.00%	9/10/18	$415,206
KKR Renaissance Co-Invest LP unit	7/25/13	$3,272,188
Lyft, Inc. Series H	11/22/17	$5,499,986
Lyft, Inc. Series I	6/27/18	$4,037,015
New Academy Holding Co. LLC unit	8/1/11	$6,324,000
Topgolf International, Inc. Series F	11/10/17	$1,088,005
Tory Burch LLC	5/14/15	$2,039,212
WME Entertainment Parent, LLC Class A	8/16/16	$4,999,999

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$185,234
Fidelity Securities Lending Cash Central Fund	41,869
Total	$227,103

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$303,264,734	$278,613,788	$12,636,547	$12,014,399
Consumer Staples	78,446,506	78,446,506	--	--
Energy	161,224,411	131,911,364	29,313,047	--
Financials	290,899,581	280,251,726	10,647,855	--
Health Care	425,927,453	425,927,453	--	--
Industrials	210,287,524	210,287,524	--	--
Information Technology	649,771,540	638,766,581	--	11,004,959
Materials	91,211,144	91,211,144	--	--
Real Estate	23,512,800	23,512,800	--	--
Utilities	30,505,269	30,505,269	--	--
Money Market Funds	38,913,782	38,913,782	--	--
Total Investments in Securities:	$2,303,964,744	$2,228,347,937	$52,597,449	$23,019,358

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2018
Assets
Investment in securities, at value (including securities loaned of $34,915,708) — See accompanying schedule: Unaffiliated issuers (cost $1,666,973,645)	$2,265,050,962
Fidelity Central Funds (cost $38,913,782)	38,913,782
Total Investment in Securities (cost $1,705,887,427)		$2,303,964,744
Restricted cash		156,821
Receivable for investments sold		17,100,738
Receivable for fund shares sold		134,618
Dividends receivable		843,353
Distributions receivable from Fidelity Central Funds		41,918
Prepaid expenses		4,650
Other receivables		92,096
Total assets		2,322,338,938
Liabilities
Payable for investments purchased	$10,051,428
Payable for fund shares redeemed	2,506,995
Accrued management fee	769,698
Distribution and service plan fees payable	105,264
Other affiliated payables	123,668
Other payables and accrued expenses	768,482
Collateral on securities loaned	35,757,200
Total liabilities		50,082,735
Net Assets		$2,272,256,203
Net Assets consist of:
Paid in capital		$1,477,660,221
Undistributed net investment income		8,081,918
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		189,058,385
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		597,455,679
Net Assets		$2,272,256,203
Class O:
Net Asset Value, offering price and redemption price per share ($1,855,761,386 ÷ 64,091,256 shares)		$28.95
Class A:
Net Asset Value and redemption price per share ($284,275,702 ÷ 10,102,674 shares)		$28.14
Maximum offering price per share (100/94.25 of $28.14)		$29.86
Class M:
Net Asset Value and redemption price per share ($41,540,074 ÷ 1,491,195 shares)		$27.86
Maximum offering price per share (100/96.50 of $27.86)		$28.87
Class C:
Net Asset Value and offering price per share ($34,771,980 ÷ 1,281,700 shares)(a)		$27.13
Class I:
Net Asset Value, offering price and redemption price per share ($49,618,991 ÷ 1,659,195 shares)		$29.91
Class Z:
Net Asset Value, offering price and redemption price per share ($6,288,070 ÷ 212,058 shares)		$29.65

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2018
Investment Income
Dividends		$26,648,163
Interest		181,955
Income from Fidelity Central Funds		227,103
Total income		27,057,221
Expenses
Management fee	$8,964,744
Transfer agent fees	789,186
Distribution and service plan fees	1,190,672
Accounting and security lending fees	659,450
Custodian fees and expenses	82,893
Independent trustees' fees and expenses	10,546
Registration fees	105,741
Audit	189,915
Legal	7,192
Interest	2,847
Miscellaneous	15,382
Total expenses before reductions	12,018,568
Expense reductions	(231,990)
Total expenses after reductions		11,786,578
Net investment income (loss)		15,270,643
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $140,428)	240,374,457
Fidelity Central Funds	1,313
Foreign currency transactions	(45,537)
Total net realized gain (loss)		240,330,233
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $730,175)	159,166,269
Fidelity Central Funds	(780)
Assets and liabilities in foreign currencies	112,837
Total change in net unrealized appreciation (depreciation)		159,278,326
Net gain (loss)		399,608,559
Net increase (decrease) in net assets resulting from operations		$414,879,202

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2018	Year ended September 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,270,643	$30,477,279
Net realized gain (loss)	240,330,233	126,215,272
Change in net unrealized appreciation (depreciation)	159,278,326	186,360,375
Net increase (decrease) in net assets resulting from operations	414,879,202	343,052,926
Distributions to shareholders from net investment income	(25,306,510)	(28,192,780)
Distributions to shareholders from net realized gain	(150,377,994)	(2,058,655)
Total distributions	(175,684,504)	(30,251,435)
Share transactions - net increase (decrease)	(99,036,693)	(9,860,092)
Total increase (decrease) in net assets	140,158,005	302,941,399
Net Assets
Beginning of period	2,132,098,198	1,829,156,799
End of period	$2,272,256,203	$2,132,098,198
Other Information
Undistributed net investment income end of period	$8,081,918	$16,136,013

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Diversified Stock Fund Class O

Years ended September 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$26.07	$22.27	$21.04	$24.63	$21.17
Income from Investment Operations
Net investment income (loss)A	.21	.39	.38	.40	.40
Net realized and unrealized gain (loss)	4.95	3.80	2.57	(1.71)	3.39
Total from investment operations	5.16	4.19	2.95	(1.31)	3.79
Distributions from net investment income	(.35)	(.36)B	(.36)	(.31)	(.27)
Distributions from net realized gain	(1.93)	(.03)B	(1.36)	(1.97)	(.06)
Total distributions	(2.28)	(.39)	(1.72)	(2.28)	(.33)
Net asset value, end of period	$28.95	$26.07	$22.27	$21.04	$24.63
Total ReturnC,D	21.08%	18.99%	15.05%	(5.92)%	18.08%
Ratios to Average Net AssetsE,F
Expenses before reductions	.47%	.48%	.47%	.50%	.51%
Expenses net of fee waivers, if any	.47%	.48%	.47%	.50%	.51%
Expenses net of all reductions	.46%	.48%	.47%	.50%	.50%
Net investment income (loss)	.78%	1.61%	1.84%	1.70%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$1,855,761	$1,763,983	$1,509,620	$1,426,230	$1,866,810
Portfolio turnover rateG	103%	77%	46%	53%	55%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified Stock Fund Class A

Years ended September 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.40	$21.71	$20.55	$24.12	$20.75
Income from Investment Operations
Net investment income (loss)A	.11	.30	.30	.31	.32
Net realized and unrealized gain (loss)	4.82	3.70	2.51	(1.67)	3.33
Total from investment operations	4.93	4.00	2.81	(1.36)	3.65
Distributions from net investment income	(.26)	(.28)B	(.29)	(.24)	(.21)
Distributions from net realized gain	(1.93)	(.03)B	(1.36)	(1.97)	(.06)
Total distributions	(2.19)	(.31)	(1.65)	(2.21)	(.28)C
Net asset value, end of period	$28.14	$25.40	$21.71	$20.55	$24.12
Total ReturnD,E,F	20.67%	18.58%	14.64%	(6.25)%	17.71%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%	.83%	.84%	.83%	.81%
Expenses net of fee waivers, if any	.81%	.82%	.83%	.83%	.81%
Expenses net of all reductions	.80%	.82%	.83%	.82%	.81%
Net investment income (loss)	.43%	1.27%	1.48%	1.37%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$284,276	$252,202	$225,107	$212,181	$209,737
Portfolio turnover rateI	103%	77%	46%	53%	55%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.28 per share is comprised of distributions from net investment income of $.213 and distributions from net realized gain of $.064 per share.

 D Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified Stock Fund Class M

Years ended September 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.17	$21.53	$20.38	$23.95	$20.61
Income from Investment Operations
Net investment income (loss)A	.01	.20	.22	.22	.21
Net realized and unrealized gain (loss)	4.78	3.68	2.48	(1.66)	3.32
Total from investment operations	4.79	3.88	2.70	(1.44)	3.53
Distributions from net investment income	(.17)	(.21)B	(.19)	(.17)	(.13)
Distributions from net realized gain	(1.93)	(.03)B	(1.36)	(1.97)	(.06)
Total distributions	(2.10)	(.24)	(1.55)	(2.13)C	(.19)
Net asset value, end of period	$27.86	$25.17	$21.53	$20.38	$23.95
Total ReturnD,E	20.23%	18.10%	14.18%	(6.62)%	17.21%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.19%	1.22%	1.24%	1.23%	1.27%
Expenses net of fee waivers, if any	1.19%	1.22%	1.24%	1.23%	1.27%
Expenses net of all reductions	1.18%	1.21%	1.24%	1.23%	1.27%
Net investment income (loss)	.06%	.87%	1.08%	.97%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$41,540	$36,726	$30,261	$29,482	$23,443
Portfolio turnover rateH	103%	77%	46%	53%	55%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.13 per share is comprised of distributions from net investment income of $.165 and distributions from net realized gain of $1.965 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified Stock Fund Class C

Years ended September 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.57	$21.03	$19.93	$23.49	$20.28
Income from Investment Operations
Net investment income (loss)A	(.12)	.08	.11	.10	.10
Net realized and unrealized gain (loss)	4.65	3.59	2.43	(1.62)	3.26
Total from investment operations	4.53	3.67	2.54	(1.52)	3.36
Distributions from net investment income	(.04)	(.10)B	(.08)	(.08)	(.09)
Distributions from net realized gain	(1.93)	(.03)B	(1.36)	(1.97)	(.06)
Total distributions	(1.97)	(.13)	(1.44)	(2.04)C	(.15)
Net asset value, end of period	$27.13	$24.57	$21.03	$19.93	$23.49
Total ReturnD,E	19.55%	17.51%	13.56%	(7.09)%	16.62%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.74%	1.76%	1.77%	1.75%	1.76%
Expenses net of fee waivers, if any	1.74%	1.76%	1.77%	1.75%	1.76%
Expenses net of all reductions	1.73%	1.75%	1.76%	1.75%	1.76%
Net investment income (loss)	(.49)%	.33%	.55%	.45%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$34,772	$29,147	$23,620	$22,879	$22,094
Portfolio turnover rateH	103%	77%	46%	53%	55%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.04 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $1.965 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified Stock Fund Class I

Years ended September 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$26.87	$22.94	$21.61	$25.10	$21.56
Income from Investment Operations
Net investment income (loss)A	.17	.36	.36	.38	.35
Net realized and unrealized gain (loss)	5.11	3.92	2.65	(1.77)	3.49
Total from investment operations	5.28	4.28	3.01	(1.39)	3.84
Distributions from net investment income	(.31)	(.32)B	(.32)	(.14)	(.23)
Distributions from net realized gain	(1.93)	(.03)B	(1.36)	(1.97)	(.06)
Total distributions	(2.24)	(.35)	(1.68)	(2.10)C	(.30)D
Net asset value, end of period	$29.91	$26.87	$22.94	$21.61	$25.10
Total ReturnE	20.88%	18.81%	14.92%	(6.06)%	17.93%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%	.63%	.64%	.65%	.68%
Expenses net of fee waivers, if any	.62%	.63%	.64%	.64%	.68%
Expenses net of all reductions	.61%	.63%	.64%	.63%	.67%
Net investment income (loss)	.62%	1.46%	1.67%	1.56%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$49,619	$49,107	$40,468	$44,760	$33,013
Portfolio turnover rateH	103%	77%	46%	53%	55%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.10 per share is comprised of distributions from net investment income of $.139 and distributions from net realized gain of $1.965 per share.

 D Total distributions of $.30 per share is comprised of distributions from net investment income of $.231 and distributions from net realized gain of $.064 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified Stock Fund Class Z

Years ended September 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$26.66	$22.76	$21.47	$25.09	$21.56
Income from Investment Operations
Net investment income (loss)A	.21	.40	.38	.41	.40
Net realized and unrealized gain (loss)	5.06	3.88	2.62	(1.76)	3.47
Total from investment operations	5.27	4.28	3.00	(1.35)	3.87
Distributions from net investment income	(.35)	(.35)B	(.35)	(.31)	(.27)
Distributions from net realized gain	(1.93)	(.03)B	(1.36)	(1.97)	(.06)
Total distributions	(2.28)	(.38)	(1.71)	(2.27)C	(.34)D
Net asset value, end of period	$29.65	$26.66	$22.76	$21.47	$25.09
Total ReturnE	21.02%	18.98%	15.00%	(5.94)%	18.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	.51%	.51%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.50%	.51%	.51%	.51%	.51%
Expenses net of all reductions	.49%	.50%	.51%	.51%	.51%
Net investment income (loss)	.74%	1.58%	1.81%	1.69%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$6,288	$934	$81	$83	$119
Portfolio turnover rateH	103%	77%	46%	53%	55%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.27 per share is comprised of distributions from net investment income of $.309 and distributions from net realized gain of $1.965 per share.

 D Total distributions of $.34 per share is comprised of distributions from net investment income of $.273 and distributions from net realized gain of $.064 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2018

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class M, Class C, Class I and Class Z, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

Effective the close of business on November 16, 2018, the Destiny Plans will be terminated, and existing Destiny Planholders will become shareholders of Class O or Class A of the Fund. In addition, Class O will be closed to new accounts.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $57,862 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, partnerships, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes as follows:

Gross unrealized appreciation	$610,619,327
Gross unrealized depreciation	(17,155,186)
Net unrealized appreciation (depreciation)	$593,464,141
Tax Cost	$1,710,500,603

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$21,935,236
Undistributed long-term capital gain	$179,876,107
Net unrealized appreciation (depreciation) on securities and other investments	$593,572,678

The tax character of distributions paid was as follows:

	September 30, 2018	September 30, 2017
Ordinary Income	$39,380,150	$ 30,251,435
Long-term Capital Gains	136,304,354	–
Total	$175,684,504	$ 30,251,435

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $8,652,541 in these Subsidiaries, representing .38% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,222,773,563 and $2,487,365,824, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .41% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$669,324	$218,705
Class M	.25%	.25%	201,928	495
Class C	.75%	.25%	319,420	42,607
			$1,190,672	$261,807

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$49,757
Class M	7,859
Class C(a)	6,881
$64,497

 (a)  When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class M, Class C, Class I and Class Z. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC does not receive a fee for Class O Destiny Plan accounts. FIIOC receives an asset-based fee of Class Z's average net assets. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class O	$240,927.01
Class A	282,778.11
Class M	94,212.23
Class C	88,540.28
Class I	81,637.16
Class Z	1,092.05
	$789,186

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $43,669 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$9,101,333	1.73%	$2,847

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,078 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $41,869. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $210,901 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $21,089.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended September 30, 2018	Year ended September 30, 2017
From net investment income
Class O	$21,893,239	$24,205,764
Class A	2,542,878	3,003,537
Class M	252,109	304,826
Class C	47,627	120,323
Class I	558,041	557,063
Class Z	12,616	1,267
Total	$25,306,510	$28,192,780
From net realized gain
Class O	$122,729,052	$1,685,401
Class A	18,903,268	263,817
Class M	2,868,107	36,954
Class C	2,302,779	28,919
Class I	3,504,066	43,473
Class Z	70,722	91
Total	$150,377,994	$2,058,655

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017
Class O
Shares sold	1,500,764	4,809,531	$40,464,415	$116,057,637
Reinvestment of distributions	5,027,202	949,017	126,836,313	22,339,884
Shares redeemed	(10,091,425)	(5,878,942)	(272,941,793)	(142,067,367)
Net increase (decrease)	(3,563,459)	(120,394)	$(105,641,065)	$(3,669,846)
Class A
Shares sold	1,351,480	1,568,407	$35,628,205	$36,596,102
Reinvestment of distributions	864,584	138,649	21,260,130	3,188,933
Shares redeemed	(2,042,077)	(2,145,951)	(53,522,038)	(50,892,429)
Net increase (decrease)	173,987	(438,895)	$3,366,297	$(11,107,394)
Class M
Shares sold	364,819	499,900	$9,523,704	$11,503,989
Reinvestment of distributions	122,868	13,797	2,999,215	315,395
Shares redeemed	(455,534)	(460,288)	(12,008,819)	(10,743,533)
Net increase (decrease)	32,153	53,409	$514,100	$1,075,851
Class C
Shares sold	243,515	398,202	$6,234,167	$8,968,465
Reinvestment of distributions	95,927	6,366	2,290,729	142,668
Shares redeemed	(244,141)	(341,080)	(6,199,839)	(7,729,161)
Net increase (decrease)	95,301	63,488	$2,325,057	$1,381,972
Class I
Shares sold	851,543	607,789	$23,852,424	$15,227,323
Reinvestment of distributions	146,386	23,754	3,819,212	576,977
Shares redeemed	(1,166,489)	(568,023)	(32,257,243)	(14,147,637)
Net increase (decrease)	(168,560)	63,520	$(4,585,607)	$1,656,663
Class Z
Shares sold	188,176	31,637	$5,303,009	$807,412
Reinvestment of distributions	3,137	56	81,057	1,357
Shares redeemed	(14,288)	(240)	(399,541)	(6,107)
Net increase (decrease)	177,025	31,453	$4,984,525	$802,662

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the "Fund"), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 13, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 283 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 to September 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period-B April 1, 2018 to September 30, 2018
Class O	.47%
Actual		$1,000.00	$1,114.70	$2.49
Hypothetical-C		$1,000.00	$1,022.71	$2.38
Class A	.81%
Actual		$1,000.00	$1,112.70	$4.29
Hypothetical-C		$1,000.00	$1,021.01	$4.10
Class M	1.18%
Actual		$1,000.00	$1,110.80	$6.24
Hypothetical-C		$1,000.00	$1,019.15	$5.97
Class C	1.73%
Actual		$1,000.00	$1,107.80	$9.14
Hypothetical-C		$1,000.00	$1,016.39	$8.74
Class I	.62%
Actual		$1,000.00	$1,114.00	$3.29
Hypothetical-C		$1,000.00	$1,021.96	$3.14
Class Z	.51%
Actual		$1,000.00	$1,114.70	$2.70
Hypothetical-C		$1,000.00	$1,022.51	$2.59

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2018, $209,059,952, or, if subsequently determined to be different, the net capital gain of such year.

Class O designates 67%, Class A designates 80%, Class M designates 100%, Class C designates 100%, Class I designates 72%, and Class Z designates 67% of the dividends distributed, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class O designates 76%, Class A designates 91%, Class M designates 100%, Class C designates 100%, Class I designates 82%, and Class Z designates 76% of the dividends distributed, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Diversified Stock Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

ADESI-ANN-.1118
1.814744.113

Fidelity Advisor® Capital Development Fund Class O, Class A, Class M, Class C and Class I Annual Report September 30, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class O	15.04%	11.79%	10.53%
Class A (incl. 5.75% sales charge)	8.11%	10.16%	9.52%
Class M (incl. 3.50% sales charge)	10.18%	10.08%	9.20%
Class C (incl. contingent deferred sales charge)	12.62%	10.36%	9.11%
Class I	14.97%	11.64%	10.31%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Capital Development Fund - Class A on September 30, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,817	Fidelity Advisor® Capital Development Fund - Class A
$30,962	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.91% for the year ending September 30, 2018, as the U.S. equity bellwether overcame heightened volatility early on to end the period just shy of its record closing high. In late January, stocks began a sharp retreat amid concern that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. In February, the index posted its first negative monthly result since October 2016, and then lost further ground in March on fear related to global trade. The market stabilized in April and turned upward through mid-June, when trade tension between the U.S. and China soured investor sentiment. Uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 7.71% in the final three months of the period. For the full 12 months, growth handily topped value, extending a trend that began in early 2017. By sector, information technology (+38%) led the way amid strong earnings growth from several major index constituents. Consumer discretionary was close behind, with its 36% gain driven mainly by retailers. Health care was the only other group to top the broader market, rising 18%. Energy (+14%) moved higher alongside oil prices but nonetheless trailed the index, as did communication services (+12%). At the back of the pack were materials (+4%) and two defensive sectors that struggled amid investors’ preference for risk: utilities (+3%) and consumer staples (+3%).

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 14% to 15%, lagging the benchmark S&P 500®. The fund continued to battle market headwinds the past 12 months, given its value-oriented tilt in a market environment recently favoring growth-oriented companies. Compared with the benchmark, unfavorable sector allocation was the main reason for the underperformance. Specifically, we had sizable underweights in the market's two strongest sectors – consumer discretionary and information technology – as well as a large overweight in the lagging financials sector. Underweights in real estate and utilities, both of which trailed the benchmark, contributed to our relative result. Meanwhile, security selection was a modest detractor versus the benchmark, with weak picks in health care and industrials largely offset by my choices in technology. Two individual stocks particularly stood out on the downside: internet retail giant Amazon.com, a strong-performing benchmark component the fund did not hold this period, and industrial conglomerate General Electric, which continued to experience significant business challenges. In contrast, the fund's top relative contributor was Facebook, an outperforming benchmark component that I opted to not own for most of the past 12 months, including at period end. As with Amazon, Facebook struck me as an impressive business but an undesirable long-term investment, given its high valuation and growing risks to its business model.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2018

% of fund's net assets
Microsoft Corp.	4.7
Exxon Mobil Corp.	3.4
Bank of America Corp.	3.3
Comcast Corp. Class A	2.9
JPMorgan Chase & Co.	2.8
Apple, Inc.	2.7
Altria Group, Inc.	2.4
Citigroup, Inc.	2.3
Chevron Corp.	1.9
Wells Fargo & Co.	1.8
28.2

Top Five Market Sectors as of September 30, 2018

% of fund's net assets
Financials	19.4
Information Technology	18.2
Health Care	16.5
Energy	13.1
Industrials	10.3

Asset Allocation (% of fund's net assets)

As of September 30, 2018 *
Stocks	97.9%
Convertible Securities	0.2%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

 * Foreign investments - 13.0%

Schedule of Investments September 30, 2018

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 8.1%
Automobiles - 0.1%
Fiat Chrysler Automobiles NV	181,300	$3,174,563
Hotels, Restaurants & Leisure - 0.1%
Drive Shack, Inc. (a)	197,300	1,175,908
Dunkin' Brands Group, Inc.	34,300	2,528,596
		3,704,504
Household Durables - 0.1%
Mohawk Industries, Inc. (a)	12,500	2,191,875
Media - 5.3%
Charter Communications, Inc. Class A (a)	27,300	8,896,524
Comcast Corp. Class A	2,739,700	97,012,777
Discovery Communications, Inc. Class A (a)(b)	259,000	8,288,000
Interpublic Group of Companies, Inc.	606,900	13,879,803
Liberty Global PLC Class A (a)	56,300	1,628,759
Omnicom Group, Inc.	48,900	3,326,178
The Walt Disney Co.	295,700	34,579,158
Viacom, Inc. Class B (non-vtg.)	89,000	3,004,640
Vivendi SA	335,400	8,625,502
		179,241,341
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)	35,800	2,919,490
Target Corp.	89,850	7,925,669
		10,845,159
Specialty Retail - 2.2%
L Brands, Inc.	281,200	8,520,360
Lowe's Companies, Inc.	349,300	40,106,626
Ross Stores, Inc.	19,100	1,892,810
Sally Beauty Holdings, Inc. (a)	394,300	7,251,177
TJX Companies, Inc.	142,000	15,906,840
		73,677,813

TOTAL CONSUMER DISCRETIONARY		272,835,255

CONSUMER STAPLES - 7.5%
Beverages - 1.2%
The Coca-Cola Co.	854,500	39,469,355
Food & Staples Retailing - 1.5%
Walgreens Boots Alliance, Inc.	105,500	7,690,950
Walmart, Inc.	463,700	43,546,067
		51,237,017
Food Products - 0.3%
The Hershey Co.	98,200	10,016,400
Household Products - 1.3%
Kimberly-Clark Corp.	41,700	4,738,788
Procter & Gamble Co.	486,505	40,491,811
		45,230,599
Tobacco - 3.2%
Altria Group, Inc.	1,321,400	79,693,634
British American Tobacco PLC sponsored ADR	602,000	28,071,260
		107,764,894

TOTAL CONSUMER STAPLES		253,718,265

ENERGY - 13.0%
Energy Equipment & Services - 1.6%
Baker Hughes, a GE Co. Class A	536,200	18,139,646
Ensco PLC Class A	260,900	2,201,996
National Oilwell Varco, Inc.	329,000	14,173,320
Oceaneering International, Inc.	315,400	8,705,040
Schlumberger Ltd.	144,300	8,790,756
TechnipFMC PLC	64,600	2,018,750
Transocean Ltd. (United States) (a)	48,200	672,390
		54,701,898
Oil, Gas & Consumable Fuels - 11.4%
BP PLC sponsored ADR	733,658	33,821,634
Cabot Oil & Gas Corp.	647,200	14,574,944
Cenovus Energy, Inc. (Canada)	4,162,527	41,797,681
Chevron Corp.	513,627	62,806,310
Enterprise Products Partners LP	37,900	1,088,867
Equinor ASA sponsored ADR (b)	851,800	24,020,760
Exxon Mobil Corp.	1,350,000	114,777,000
Golar LNG Ltd.	115,000	3,197,000
Hess Corp.	12,000	858,960
Imperial Oil Ltd.	371,190	12,012,342
Kosmos Energy Ltd. (a)	1,274,700	11,918,445
Legacy Reserves, Inc. (a)	370,537	1,797,104
Noble Energy, Inc.	37,800	1,178,982
Suncor Energy, Inc.	1,058,900	40,973,810
Teekay Offshore Partners LP	600,800	1,405,872
The Williams Companies, Inc.	633,621	17,228,155
		383,457,866

TOTAL ENERGY		438,159,764

FINANCIALS - 19.4%
Banks - 12.8%
Bank of America Corp.	3,764,100	110,890,386
BNP Paribas SA	16,400	1,003,663
Citigroup, Inc.	1,090,204	78,211,235
First Hawaiian, Inc.	53,100	1,442,196
JPMorgan Chase & Co.	827,200	93,341,248
M&T Bank Corp.	7,000	1,151,780
PNC Financial Services Group, Inc.	185,216	25,224,567
Signature Bank	21,700	2,492,028
SunTrust Banks, Inc.	411,600	27,490,764
U.S. Bancorp	534,742	28,239,725
Wells Fargo & Co.	1,130,650	59,426,964
		428,914,556
Capital Markets - 4.7%
Charles Schwab Corp.	405,655	19,937,943
KKR & Co. LP	712,185	19,421,285
Morgan Stanley	552,800	25,743,896
Northern Trust Corp.	381,195	38,931,445
State Street Corp.	640,490	53,660,252
		157,694,821
Insurance - 0.7%
Chubb Ltd.	33,600	4,490,304
MetLife, Inc.	318,700	14,889,664
The Travelers Companies, Inc.	37,100	4,812,241
		24,192,209
Thrifts & Mortgage Finance - 1.2%
MGIC Investment Corp. (a)	810,961	10,793,891
Radian Group, Inc.	1,463,991	30,260,694
		41,054,585

TOTAL FINANCIALS		651,856,171

HEALTH CARE - 16.5%
Biotechnology - 2.7%
Alexion Pharmaceuticals, Inc. (a)	209,200	29,080,892
Alnylam Pharmaceuticals, Inc. (a)	37,700	3,299,504
Amgen, Inc.	77,122	15,986,619
AnaptysBio, Inc. (a)	5,800	578,666
Atara Biotherapeutics, Inc. (a)	97,800	4,044,030
Biogen, Inc. (a)	7,600	2,685,156
Insmed, Inc. (a)	179,200	3,623,424
Intercept Pharmaceuticals, Inc. (a)	199,205	25,171,544
Mirati Therapeutics, Inc. (a)	63,000	2,967,300
Spark Therapeutics, Inc. (a)	51,567	2,812,980
TESARO, Inc. (a)	16,400	639,764
Trevena, Inc. (a)(b)	581,500	1,232,780
		92,122,659
Health Care Equipment & Supplies - 2.2%
Boston Scientific Corp. (a)	1,424,151	54,829,814
Danaher Corp.	117,900	12,811,014
Zimmer Biomet Holdings, Inc.	41,600	5,469,152
		73,109,980
Health Care Providers & Services - 5.9%
AmerisourceBergen Corp.	229,100	21,127,602
Anthem, Inc.	59,500	16,305,975
Cardinal Health, Inc.	426,300	23,020,200
Cigna Corp.	132,300	27,551,475
CVS Health Corp.	707,900	55,725,888
Henry Schein, Inc. (a)	8,300	705,749
Humana, Inc.	23,500	7,955,220
McKesson Corp.	234,480	31,103,772
MEDNAX, Inc. (a)	28,600	1,334,476
UnitedHealth Group, Inc.	53,400	14,206,536
		199,036,893
Health Care Technology - 0.1%
Castlight Health, Inc. Class B (a)	581,154	1,569,116
Pharmaceuticals - 5.6%
Allergan PLC	33,100	6,304,888
AstraZeneca PLC sponsored ADR	177,000	7,003,890
Bayer AG	262,478	23,281,974
Eli Lilly & Co.	43,700	4,689,447
GlaxoSmithKline PLC sponsored ADR	1,258,800	50,565,996
Jazz Pharmaceuticals PLC (a)	117,100	19,688,023
Johnson & Johnson	287,860	39,773,616
Nektar Therapeutics (a)	37,000	2,255,520
Perrigo Co. PLC	34,500	2,442,600
Sanofi SA	65,504	5,852,601
Teva Pharmaceutical Industries Ltd. sponsored ADR	674,750	14,534,115
TherapeuticsMD, Inc. (a)(b)	1,884,131	12,359,899
		188,752,569

TOTAL HEALTH CARE		554,591,217

INDUSTRIALS - 10.3%
Aerospace & Defense - 1.9%
General Dynamics Corp.	53,300	10,911,576
The Boeing Co.	1,474	548,181
United Technologies Corp.	388,800	54,358,128
		65,817,885
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	92,579	9,065,336
FedEx Corp.	26,300	6,332,777
United Parcel Service, Inc. Class B	377,200	44,038,100
		59,436,213
Commercial Services & Supplies - 0.2%
ADS Waste Holdings, Inc. (a)	106,400	2,881,312
Stericycle, Inc. (a)	59,800	3,509,064
		6,390,376
Electrical Equipment - 0.9%
Acuity Brands, Inc.	104,400	16,411,680
Hubbell, Inc. Class B	53,618	7,161,756
Melrose Industries PLC	2,499,870	6,513,403
		30,086,839
Industrial Conglomerates - 1.6%
3M Co.	1,600	337,136
General Electric Co.	4,634,100	52,318,989
		52,656,125
Machinery - 1.0%
Flowserve Corp.	413,600	22,619,784
Wabtec Corp.	114,700	12,029,736
		34,649,520
Professional Services - 0.2%
IHS Markit Ltd. (a)	155,574	8,394,773
Road & Rail - 2.7%
CSX Corp.	161,600	11,966,480
Genesee & Wyoming, Inc. Class A (a)	34,100	3,102,759
J.B. Hunt Transport Services, Inc.	166,000	19,744,040
Knight-Swift Transportation Holdings, Inc. Class A	124,900	4,306,552
Norfolk Southern Corp.	104,000	18,772,000
Union Pacific Corp.	198,300	32,289,189
		90,181,020
Trading Companies & Distributors - 0.0%
Fastenal Co.	11,600	673,032

TOTAL INDUSTRIALS		348,285,783

INFORMATION TECHNOLOGY - 18.0%
Communications Equipment - 1.2%
Cisco Systems, Inc.	827,100	40,238,415
Electronic Equipment & Components - 0.2%
Itron, Inc. (a)	84,500	5,424,900
Internet Software & Services - 1.0%
Alphabet, Inc.:
Class A (a)	15,000	18,106,200
Class C (a)	14,083	16,807,638
		34,913,838
IT Services - 3.9%
FleetCor Technologies, Inc. (a)	17,800	4,055,552
IBM Corp.	25,200	3,810,492
Interxion Holding N.V. (a)	82,700	5,565,710
MasterCard, Inc. Class A	120,200	26,757,722
Paychex, Inc.	355,200	26,160,480
Unisys Corp. (a)(b)	469,147	9,570,599
Visa, Inc. Class A	381,600	57,274,344
		133,194,899
Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc.	30,400	2,810,784
Applied Materials, Inc.	210,500	8,135,825
Lam Research Corp.	15,400	2,336,180
Qualcomm, Inc.	776,490	55,930,575
		69,213,364
Software - 6.8%
Adobe Systems, Inc. (a)	30,600	8,260,470
Autodesk, Inc. (a)	3,500	546,385
Micro Focus International PLC	71,900	1,337,114
Microsoft Corp.	1,373,100	157,041,446
Oracle Corp.	693,600	35,762,016
SAP SE sponsored ADR	155,200	19,089,600
Snap, Inc. Class A (a)(b)	216,700	1,837,616
Ultimate Software Group, Inc. (a)	18,000	5,799,420
		229,674,067
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	399,500	90,183,130
Western Digital Corp.	61,400	3,594,356
		93,777,486

TOTAL INFORMATION TECHNOLOGY		606,436,969

MATERIALS - 2.2%
Chemicals - 1.8%
CF Industries Holdings, Inc.	144,300	7,855,692
DowDuPont, Inc.	46,600	2,996,846
International Flavors & Fragrances, Inc.	36,000	5,008,320
Intrepid Potash, Inc. (a)	1,495,040	5,367,194
LyondellBasell Industries NV Class A	110,300	11,306,853
Nutrien Ltd.	336,320	19,419,150
The Scotts Miracle-Gro Co. Class A	33,400	2,629,582
W.R. Grace & Co.	63,300	4,523,418
		59,107,055
Metals & Mining - 0.4%
BHP Billiton Ltd. sponsored ADR (b)	106,900	5,327,896
Freeport-McMoRan, Inc.	398,400	5,545,728
Lundin Mining Corp.	731,900	3,875,815
		14,749,439

TOTAL MATERIALS		73,856,494

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.6%
American Tower Corp.	38,200	5,550,460
Equinix, Inc.	21,100	9,133,979
Public Storage	21,300	4,294,719
		18,979,158
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	106,722	3,583,725
Verizon Communications, Inc.	709,906	37,901,881
		41,485,606
UTILITIES - 1.1%
Electric Utilities - 1.1%
Exelon Corp.	438,100	19,127,446
PPL Corp.	174,500	5,105,870
Southern Co.	41,500	1,809,400
Vistra Energy Corp. (a)	391,901	9,750,497
		35,793,213
Multi-Utilities - 0.0%
Sempra Energy	14,000	1,592,500

TOTAL UTILITIES		37,385,713

TOTAL COMMON STOCKS
(Cost $2,517,750,743)		3,297,590,395

Convertible Preferred Stocks - 0.2%
INFORMATION TECHNOLOGY - 0.2%
Internet Software & Services - 0.2%
Lyft, Inc. Series I (c)(d)
(Cost $6,418,016)	135,533	6,418,016

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(e)
(Cost $7,810,134)	7,810,134	3,855,082

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 2.11% (f)	58,664,813	58,676,546
Fidelity Securities Lending Cash Central Fund 2.11% (f)(g)	37,767,575	37,771,352
TOTAL MONEY MARKET FUNDS
(Cost $96,447,898)		96,447,898
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $2,628,426,791)		3,404,311,391
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(35,041,117)
NET ASSETS - 100%		$3,369,270,274

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,273,098 or 0.3% of net assets.

 (d) Level 3 security

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Lyft, Inc. Series I	6/27/18	$6,418,016
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$7,810,134

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$630,955
Fidelity Securities Lending Cash Central Fund	361,105
Total	$992,060

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$272,835,255	$264,209,753	$8,625,502	$--
Consumer Staples	253,718,265	253,718,265	--	--
Energy	438,159,764	438,159,764	--	--
Financials	651,856,171	651,856,171	--	--
Health Care	554,591,217	525,456,642	29,134,575	--
Industrials	348,285,783	348,285,783	--	--
Information Technology	612,854,985	605,099,855	1,337,114	6,418,016
Materials	73,856,494	73,856,494	--	--
Real Estate	18,979,158	18,979,158	--	--
Telecommunication Services	41,485,606	41,485,606	--	--
Utilities	37,385,713	37,385,713	--	--
Other	3,855,082	--	--	3,855,082
Money Market Funds	96,447,898	96,447,898	--	--
Total Investments in Securities:	$3,404,311,391	$3,354,941,102	$39,097,191	$10,273,098

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.0%
United Kingdom	3.9%
Canada	3.5%
Germany	1.3%
Others (Individually Less Than 1%)	4.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2018
Assets
Investment in securities, at value (including securities loaned of $36,266,478) — See accompanying schedule: Unaffiliated issuers (cost $2,531,978,893)	$3,307,863,493
Fidelity Central Funds (cost $96,447,898)	96,447,898
Total Investment in Securities (cost $2,628,426,791)		$3,404,311,391
Cash		98,661
Restricted cash		297,709
Foreign currency held at value (cost $136,923)		136,923
Receivable for investments sold		7,425,430
Receivable for fund shares sold		564,758
Dividends receivable		4,312,582
Distributions receivable from Fidelity Central Funds		138,413
Prepaid expenses		6,805
Other receivables		675,088
Total assets		3,417,967,760
Liabilities
Payable for investments purchased	$8,080,797
Payable for fund shares redeemed	917,852
Accrued management fee	1,511,624
Distribution and service plan fees payable	99,857
Other affiliated payables	141,223
Other payables and accrued expenses	163,843
Collateral on securities loaned	37,782,290
Total liabilities		48,697,486
Net Assets		$3,369,270,274
Net Assets consist of:
Paid in capital		$2,266,677,228
Undistributed net investment income		33,102,055
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		293,830,685
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		775,660,306
Net Assets		$3,369,270,274
Class O:
Net Asset Value, offering price and redemption price per share ($2,896,451,496 ÷ 161,230,313 shares)		$17.96
Class A:
Net Asset Value and redemption price per share ($460,953,081 ÷ 26,579,163 shares)		$17.34
Maximum offering price per share (100/94.25 of $17.34)		$18.40
Class M:
Net Asset Value and redemption price per share ($3,468,538 ÷ 205,859 shares)		$16.85
Maximum offering price per share (100/96.50 of $16.85)		$17.46
Class C:
Net Asset Value and offering price per share ($3,082,199 ÷ 189,881 shares)(a)		$16.23
Class I:
Net Asset Value, offering price and redemption price per share ($5,314,960 ÷ 294,819 shares)		$18.03

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2018
Investment Income
Dividends		$66,997,882
Income from Fidelity Central Funds		992,060
Total income		67,989,942
Expenses
Management fee	$17,549,214
Transfer agent fees	313,673
Distribution and service plan fees	1,153,867
Accounting and security lending fees	956,367
Custodian fees and expenses	76,609
Independent trustees' fees and expenses	15,141
Registration fees	76,336
Audit	75,376
Legal	12,457
Miscellaneous	22,975
Total expenses before reductions	20,252,015
Expense reductions	(181,032)
Total expenses after reductions		20,070,983
Net investment income (loss)		47,918,959
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	339,270,213
Fidelity Central Funds	(3,213)
Foreign currency transactions	(17,880)
Total net realized gain (loss)		339,249,120
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	68,852,182
Fidelity Central Funds	(1,561)
Assets and liabilities in foreign currencies	(43,613)
Total change in net unrealized appreciation (depreciation)		68,807,008
Net gain (loss)		408,056,128
Net increase (decrease) in net assets resulting from operations		$455,975,087

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2018	Year ended September 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,918,959	$45,340,584
Net realized gain (loss)	339,249,120	147,761,548
Change in net unrealized appreciation (depreciation)	68,807,008	327,865,566
Net increase (decrease) in net assets resulting from operations	455,975,087	520,967,698
Distributions to shareholders from net investment income	(43,617,985)	(40,403,807)
Distributions to shareholders from net realized gain	(165,271,263)	(43,674,786)
Total distributions	(208,889,248)	(84,078,593)
Share transactions - net increase (decrease)	(19,772,426)	(130,547,404)
Total increase (decrease) in net assets	227,313,413	306,341,701
Net Assets
Beginning of period	3,141,956,861	2,835,615,160
End of period	$3,369,270,274	$3,141,956,861
Other Information
Undistributed net investment income end of period	$33,102,055	$25,589,723

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Capital Development Fund Class O

Years ended September 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$16.69	$14.42	$13.30	$16.53	$14.24
Income from Investment Operations
Net investment income (loss)A	.26	.24	.21	.21	.20
Net realized and unrealized gain (loss)	2.13	2.47	1.70	(.95)	2.19
Total from investment operations	2.39	2.71	1.91	(.74)	2.39
Distributions from net investment income	(.24)	(.21)	(.21)	(.21)	(.10)
Distributions from net realized gain	(.88)	(.22)	(.58)	(2.28)	–
Total distributions	(1.12)	(.44)B	(.79)	(2.49)	(.10)
Net asset value, end of period	$17.96	$16.69	$14.42	$13.30	$16.53
Total ReturnC,D	15.04%	19.08%	15.01%	(5.16)%	16.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	.58%	.59%	.59%	.59%	.60%
Expenses net of fee waivers, if any	.58%	.59%	.59%	.59%	.60%
Expenses net of all reductions	.58%	.59%	.59%	.59%	.59%
Net investment income (loss)	1.52%	1.55%	1.57%	1.40%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$2,896,451	$2,705,474	$2,447,565	$2,290,767	$2,634,214
Portfolio turnover rateG	36%	31%	29%	33%	115%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.44 per share is comprised of distributions from net investment income of $.213 and distributions from net realized gain of $.224 per share.

 C Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Capital Development Fund Class A

Years ended September 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$16.15	$13.97	$12.90	$16.10	$13.87
Income from Investment Operations
Net investment income (loss)A	.20	.19	.17	.16	.15
Net realized and unrealized gain (loss)	2.07	2.39	1.65	(.92)	2.13
Total from investment operations	2.27	2.58	1.82	(.76)	2.28
Distributions from net investment income	(.19)	(.17)	(.17)	(.17)	(.05)
Distributions from net realized gain	(.88)	(.22)	(.58)	(2.28)	–
Total distributions	(1.08)B	(.40)C	(.75)	(2.44)D	(.05)
Net asset value, end of period	$17.34	$16.15	$13.97	$12.90	$16.10
Total ReturnE,F,G	14.71%	18.72%	14.71%	(5.42)%	16.50%
Ratios to Average Net AssetsH,I
Expenses before reductions	.87%	.88%	.89%	.89%	.89%
Expenses net of fee waivers, if any	.87%	.88%	.89%	.89%	.89%
Expenses net of all reductions	.87%	.88%	.89%	.89%	.89%
Net investment income (loss)	1.23%	1.26%	1.27%	1.10%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$460,953	$426,665	$379,128	$347,875	$389,001
Portfolio turnover rateJ	36%	31%	29%	33%	115%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.08 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $.883 per share.

 C Total distributions of $.40 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.224 per share.

 D Total distributions of $2.44 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.278 per share.

 E Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Capital Development Fund Class M

Years ended September 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.71	$13.62	$12.59	$15.78	$13.62
Income from Investment Operations
Net investment income (loss)A	.11	.10	.09	.08	.06
Net realized and unrealized gain (loss)	2.02	2.32	1.61	(.89)	2.10
Total from investment operations	2.13	2.42	1.70	(.81)	2.16
Distributions from net investment income	(.11)	(.11)	(.10)	(.10)	–
Distributions from net realized gain	(.88)	(.22)	(.58)	(2.28)	–
Total distributions	(.99)	(.33)	(.67)B	(2.38)	–
Net asset value, end of period	$16.85	$15.71	$13.62	$12.59	$15.78
Total ReturnC,D	14.18%	18.02%	14.09%	(5.96)%	15.86%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.41%	1.42%	1.44%	1.43%	1.43%
Expenses net of fee waivers, if any	1.41%	1.42%	1.44%	1.43%	1.43%
Expenses net of all reductions	1.41%	1.42%	1.44%	1.42%	1.43%
Net investment income (loss)	.69%	.71%	.72%	.56%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$3,469	$3,421	$2,552	$2,066	$2,140
Portfolio turnover rateG	36%	31%	29%	33%	115%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.67 per share is comprised of distributions from net investment income of $.099 and distributions from net realized gain of $.575 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Capital Development Fund Class C

Years ended September 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.17	$13.18	$12.21	$15.36	$13.32
Income from Investment Operations
Net investment income (loss)A	.04	.04	.03	.01	–B
Net realized and unrealized gain (loss)	1.94	2.25	1.57	(.87)	2.04
Total from investment operations	1.98	2.29	1.60	(.86)	2.04
Distributions from net investment income	(.04)	(.08)	(.05)	(.01)	–
Distributions from net realized gain	(.88)	(.22)	(.58)	(2.28)	–
Total distributions	(.92)	(.30)	(.63)	(2.29)	–
Net asset value, end of period	$16.23	$15.17	$13.18	$12.21	$15.36
Total ReturnC,D	13.62%	17.57%	13.60%	(6.43)%	15.32%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.84%	1.85%	1.89%	1.89%	1.89%
Expenses net of fee waivers, if any	1.84%	1.85%	1.89%	1.89%	1.89%
Expenses net of all reductions	1.83%	1.85%	1.89%	1.89%	1.89%
Net investment income (loss)	.26%	.28%	.27%	.10%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,082	$3,016	$2,023	$1,948	$1,879
Portfolio turnover rateG	36%	31%	29%	33%	115%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Capital Development Fund Class I

Years ended September 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$16.74	$14.48	$13.34	$16.58	$14.28
Income from Investment Operations
Net investment income (loss)A	.23	.22	.19	.19	.18
Net realized and unrealized gain (loss)	2.16	2.46	1.71	(.96)	2.20
Total from investment operations	2.39	2.68	1.90	(.77)	2.38
Distributions from net investment income	(.22)	(.20)	(.19)	(.19)	(.08)
Distributions from net realized gain	(.88)	(.22)	(.58)	(2.28)	–
Total distributions	(1.10)	(.42)	(.76)B	(2.47)	(.08)
Net asset value, end of period	$18.03	$16.74	$14.48	$13.34	$16.58
Total ReturnC	14.97%	18.82%	14.89%	(5.35)%	16.72%
Ratios to Average Net AssetsD,E
Expenses before reductions	.72%	.74%	.75%	.75%	.74%
Expenses net of fee waivers, if any	.72%	.74%	.75%	.75%	.74%
Expenses net of all reductions	.72%	.74%	.75%	.75%	.73%
Net investment income (loss)	1.38%	1.39%	1.41%	1.24%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$5,315	$3,381	$4,348	$1,604	$1,726
Portfolio turnover rateF	36%	31%	29%	33%	115%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.76 per share is comprised of distributions from net investment income of $.188 and distributions from net realized gain of $.575 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2018

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class M, Class C and Class I, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II:O and Destiny Plans II:N.

Effective the close of business on November 16, 2018, the Destiny Plans will be terminated, and existing Destiny Planholders will become shareholders of Class O or Class A of the Fund. In addition, Class O will be closed to new accounts.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $86,308 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$924,132,087
Gross unrealized depreciation	(154,190,513)
Net unrealized appreciation (depreciation)	$769,941,574
Tax Cost	$2,634,369,817

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$44,256,797
Undistributed long-term capital gain	$290,684,895
Net unrealized appreciation (depreciation) on securities and other investments	$767,737,664

The tax character of distributions paid was as follows:

	September 30, 2018	September 30, 2017
Ordinary Income	$63,832,363	$ 43,523,435
Long-term Capital Gains	145,056,885	40,555,158
Total	$208,889,248	$ 84,078,593

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $4,152,791 in this Subsidiary, representing .12% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,145,462,633 and $1,356,277,336, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,106,279	$714,151
Class M	.25%	.25%	17,540	239
Class C	.75%	.25%	30,048	2,351
			$1,153,867	$716,741

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$11,590
Class M	656
Class C(a)	178
$12,424

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class M, Class C, and Class I. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class O	$98,959	–(a)
Class A	188,756.04
Class M	11,680.33
Class C	7,746.26
Class I	6,532.14
	$313,673

 (a) Amount less than 0.005%.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $22,255 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,001 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period ended was $4,815,696. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $361,105, including $62,640 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $147,267 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,347.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $32,418.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended September 30, 2018	Year ended September 30, 2017
From net investment income
Class O	$38,477,632	$35,644,854
Class A	5,055,233	4,658,601
Class M	23,282	20,666
Class C	7,272	14,029
Class I	54,566	65,657
Total	$43,617,985	$40,403,807
From net realized gain
Class O	$141,559,425	$37,484,938
Class A	23,127,934	6,031,945
Class M	190,352	42,469
Class C	173,546	41,899
Class I	220,006	73,535
Total	$165,271,263	$43,674,786

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017
Class O
Shares sold	2,444,365	2,844,752	$41,322,702	$43,876,398
Reinvestment of distributions	10,704,645	4,628,446	174,164,944	70,213,799
Shares redeemed	(14,047,292)	(15,057,610)	(237,886,304)	(233,131,772)
Net increase (decrease)	(898,282)	(7,584,412)	$(22,398,658)	$(119,041,575)
Class A
Shares sold	1,161,100	1,401,360	$19,047,754	$21,003,815
Reinvestment of distributions	1,774,307	712,790	27,927,254	10,485,138
Shares redeemed	(2,781,720)	(2,827,234)	(45,568,426)	(42,521,516)
Net increase (decrease)	153,687	(713,084)	$1,406,582	$(11,032,563)
Class M
Shares sold	15,426	59,101	$244,812	$854,558
Reinvestment of distributions	13,908	4,390	213,634	63,135
Shares redeemed	(41,143)	(33,198)	(661,663)	(496,324)
Net increase (decrease)	(11,809)	30,293	$(203,217)	$421,369
Class C
Shares sold	15,336	108,524	$237,186	$1,508,523
Reinvestment of distributions	12,151	3,634	180,446	50,621
Shares redeemed	(36,477)	(66,739)	(559,018)	(960,519)
Net increase (decrease)	(8,990)	45,419	$(141,386)	$598,625
Class I
Shares sold	155,995	116,594	$2,639,328	$1,818,939
Reinvestment of distributions	15,562	8,434	254,447	128,529
Shares redeemed	(78,665)	(223,368)	(1,329,522)	(3,440,728)
Net increase (decrease)	92,892	(98,340)	$1,564,253	$(1,493,260)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the "Fund"), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael Wiley, each of the Trustees oversees 283 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 to September 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period-B April 1, 2018 to September 30, 2018
Class O	.58%
Actual		$1,000.00	$1,116.20	$3.08
Hypothetical-C		$1,000.00	$1,022.16	$2.94
Class A	.87%
Actual		$1,000.00	$1,114.40	$4.61
Hypothetical-C		$1,000.00	$1,020.71	$4.41
Class M	1.40%
Actual		$1,000.00	$1,111.50	$7.41
Hypothetical-C		$1,000.00	$1,018.05	$7.08
Class C	1.84%
Actual		$1,000.00	$1,109.40	$9.73
Hypothetical-C		$1,000.00	$1,015.84	$9.30
Class I	.72%
Actual		$1,000.00	$1,115.70	$3.82
Hypothetical-C		$1,000.00	$1,021.46	$3.65

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2018, $311,471,442, or, if subsequently determined to be different, the net capital gain of such year.

Class O designates 82%, Class A designates 95%, Class M designates 100%, Class C designates 100%, and Class I designates 88% of the dividends distributed, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class O designates 89%, Class A designates 100%, Class M designates 100%, Class C designates 100%, and Class I designates 95% of the dividends distributed, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Capital Development Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

ADESII-ANN-1118
1.814756.113

Item 2.

Code of Ethics

As of the end of the period, September 30, 2018, Fidelity Destiny Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Capital Development Fund and Fidelity Advisor Diversified Stock Fund (the “Funds”):

Services Billed by Deloitte Entities

September 30, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$57,000	$100	$6,600	$1,600
Fidelity Advisor Diversified Stock Fund	$67,000	$100	$6,900	$1,900

September 30, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$57,000	$100	$6,700	$1,600
Fidelity Advisor Diversified Stock Fund	$67,000	$100	$7,500	$1,900

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2018A	September 30, 2017A
Audit-Related Fees	$290,000	$-
Tax Fees	$5,000	$25,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	September 30, 2018A	September 30, 2017A
Deloitte Entities	$770,000	$535,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Destiny Portfolios

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 26, 2018

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	November 26, 2018